UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2014

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (331) 332-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On December 9, 2014, the Board of Directors (the “Board”) of Navistar International Corporation, a Delaware corporation (the “Company”), approved the elimination of the 220,000 shares of Preferred Stock, par value $1.00 per share, as Junior Participating Preferred Stock, Series A that had been authorized in 2012 (the “2012 Series A”), but unissued, in connection with a prior stockholder rights plan, by way of the filing of a Certificate of Elimination eliminating such 2012 Series A (the “Certificate of Elimination”). The Company filed the Certificate of Elimination with the Secretary of State of the State of Delaware on December 10, 2014.

A copy of the Certificate of Elimination is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 3.1	Certificate of Elimination of 220,000 shares of Preferred Stock, par value $1.00 per share, as Junior Participating Preferred Stock, Series A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION

/s/ Curt A. Kramer
By:	Curt A. Kramer
Title:	Secretary

Date: December 11, 2014

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Certificate of Elimination of 220,000 shares of Preferred Stock, par value $1.00 per share, as Junior Participating Preferred Stock, Series A.

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